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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2006

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                    0-51153                25-1828028
       -------------                    -------                ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
             ------------------------------------------

         On March 22, 2006, FedFirst Financial Corporation (the "Company") and First Federal Savings Bank (the "Bank") entered into an employment agreement with Robert C. Barry, Jr. under which he will serve as Chief Financial Officer of the Company and the Bank beginning on March 31, 2006. The agreement provides for an initial term ending on September 19, 2007. On September 19th of each year, beginning in 2006, the Board of Directors may extend the term for an additional twelve months so that the remaining term of the agreement becomes twenty-four months. The material terms of the agreement also include that:

     o Mr. Barry will receive a base salary of $150,000 per year, subject to annual review by the Board of Directors;
     o Mr. Barry will be eligible to receive bonuses or other incentive compensation at the discretion of the Board of Directors;
     o Mr. Barry will be able to participate in stock benefit plans and health insurance, life insurance, dental insurance, short- and long-term disability and other benefit plans of the Bank available to other employees;
     o Mr. Barry will be considered for participation in any equity plan the Company establishes;
     o If Mr. Barry is terminated following a change in control of the Bank or the Company, he will be entitled to receive three times his base salary in effect at the time of the change of control plus the continuation of medical and dental benefits (subject to such reduction as may be required to prevent such payments and benefits from being deemed an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986); and
     o The Board of Directors may, by majority vote, terminate Mr. Barry's employment for cause.

         For more information, reference is made to the Company's press release dated March 23, 2006, which was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2006. A copy of Mr. Barry's employment agreement will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ending December 31, 2005.

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             ---------------------------------------------------------
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
             --------------------------------------------

         On March 22, 2006, the Company and the Bank entered into an employment agreement with Robert C. Barry, Jr. under which he will serve as Chief Financial Officer of the Company and the Bank effective March 31, 2006. Before joining the Company, Mr. Barry, 63, worked for PNC Financial Services Group for nine years where he served in a number of high level positions that included Chief Financial Officer for their Regional Community Bank, Director of Regulatory Relations, Director of Finance and Business Risk Officer in a role of Senior Vice President. Prior to that, Mr. Barry had a 32-year career at KPMG LLP, of which 24 years were served as a partner in the firm. For a description of the material terms of Mr. Barry's employment agreement, reference is made to Item
1.01 of this Current Report on Form 8-K.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

       (d)   Exhibits

             Number       Description
             ------       -----------

             99.1 Press Release dated March 23, 2006, incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 23, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FEDFIRST FINANCIAL CORPORATION




Date: March 27, 2006                     By: /s/ John G. Robinson
                                             -----------------------------------
                                             John G. Robinson
                                             President, Chief Executive Officer
                                              and Director